UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          August 10, 2017

RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036
(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                    ☐

ITEM 5.07.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)	The Annual Meeting of Stockholders of Ralph Lauren Corporation (the “Company”) was held on August 10, 2017.

(b)	The stockholders (i) elected all of the Company’s nominees for director to serve until the Company’s 2018 Annual Meeting of Stockholders; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018; (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers and the Company’s compensation philosophy, policies and practices; (iv) approved, on an advisory basis, the frequency of holding future advisory votes on executive compensation annually; and (v) approved the Company’s Amended and Restated Executive Officer Annual Incentive Plan.

Each person duly elected as a director received the number of votes indicated beside his or her name below. Class A directors are elected by the holders of Class A Common Stock and Class B directors are elected by holders of Class B Common Stock. Except for the election of directors, the Class A Common Stock and Class B Common Stock vote together as a single class on all matters presented for the consideration of our stockholders. Each owner of record of Class A Common Stock on the record date is entitled to one vote for each share. Each owner of record of Class B Common Stock on the record date is entitled to ten votes for each share.

1.	Election of Directors:

Class A Directors	Number of Votes For	Number of Votes Withheld	Non-Votes
Frank A. Bennack, Jr.	28,408,538	11,377,365	4,484,969
Joel L. Fleishman	26,542,704	13,243,199	4,484,969
Hubert Joly	30,417,817	9,368,086	4,484,969

Class B Directors	Number of Votes For	Number of Votes Withheld	Non-Votes
Ralph Lauren	258,812,760	0	0
David Lauren	258,812,760	0	0
Patrice Louvet	258,812,760	0	0
John R. Alchin	258,812,760	0	0
Arnold H. Aronson	258,812,760	0	0
Dr. Joyce F. Brown	258,812,760	0	0
Judith A. McHale	258,812,760	0	0
Robert C. Wright	258,812,760	0	0

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018.

Number of Votes For	Number of Votes Against	Abstentions
301,779,620	1,193,281	110,731

3.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers and the Company’s compensation philosophy, policies and practices.

Number of Votes For	Number of Votes Against	Abstentions	Non-Votes
261,888,725	36,513,282	196,656	4,484,969

4.	Approval, on an advisory basis, of the frequency of holding future advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstentions	Non-Votes
297,547,463	141,028	810,316	99,856	4,484,969

5.	Approval of the Company’s Amended and Restated Executive Officer Annual Incentive Plan.

Number of Votes For	Number of Votes Against	Abstentions	Non-Votes
297,911,702	589,500	97,461	4,484,969

(c)	Not applicable.

(d)	In light of the voting results as disclosed above, the Company intends to continue to hold future advisory votes on executive compensation on an annual basis, until the next required vote on the frequency of shareholder votes on such matters.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RALPH LAUREN CORPORATION

Date: August 11, 2017	By:	/s/ Jane Hamilton Nielsen
		Name:	Jane Hamilton Nielsen
		Title:	Chief Financial Officer